THE BEAR STEARNS COMPANIES INC.
                                        -------------------------------
                                                SEGMENT DATA
                                                ------------
                                                (UNAUDITED)
                                                -----------




                                                                              Percentage                                  Percentage
                                           Three Months Ended                Change From            Twelve Months Ended     Change
                              --------------------------------------  ------------------------  -------------------------   ------

                              November 30,  November 30,  August 31,  November 30,  August 31,  November 30,  November 30,
                                 2001          2000         2001          2000        2001         2001           2000
                              -----------   -----------   ---------   -----------   ---------   -----------   -----------
NET REVENUES                               (In thousands)                                            (In thousands)
Capital Markets
     Institutional Equities  $   232,181   $   296,859   $   244,741       (22%)        (5%)    $ 1,166,443   $ 1,452,292     (20%)
     Fixed Income                331,231       340,962       416,128        (3%)       (20%)      1,602,034     1,092,568      47%
     Investment Banking          227,372       229,004       213,458        (1%)         7%         717,154       965,379     (26%)
                             -----------   -----------   -----------                            -----------   -----------
  Total Capital Markets          790,784       866,825       874,327        (9%)       (10%)      3,485,631     3,510,239      (1%)

Global Clearing Services         187,297       277,765       192,021       (33%)        (2%)        810,601     1,074,498     (25%)
Wealth Management                136,963       159,061       128,027       (14%)         7%         543,495       683,791     (21%)
Other (a)                          4,788        73,177        10,383       (93%)       (54%)         67,308       207,150     (68%)
                             -----------   -----------   -----------                            -----------   -----------

       Total net revenues    $ 1,119,832   $ 1,376,828   $ 1,204,758       (19%)        (7%)    $ 4,907,035   $ 5,475,678     (10%)
                             ===========   ===========   ===========                            ===========   ===========
PRE-TAX INCOME

Capital Markets              $   206,465   $   206,395   $   196,028         0%          5%     $   867,166   $   899,101      (4%)
Global Clearing Services          61,511       109,530        43,251       (44%)        42%         249,754       466,217     (46%)
Wealth Management                 10,151        20,640         9,750       (51%)         4%          40,314       127,856     (68%)
Other (a)                        (68,162)      (54,247)      (44,343)      (26%)       (54%)       (222,790)     (321,651)     31%
                             -----------   -----------   -----------                            -----------   -----------
       Total pre-tax income  $   209,965   $   282,318   $   204,686       (26%)         3%     $   934,444   $ 1,171,523     (20%)
                             ===========   ===========   ===========                            ===========   ===========


(a) Other is comprised of consolidation/elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including an accrual related to a litigation charge for the twelve months ended November 30, 2000 and costs related to the Capital Accumulation Plan (the "CAP Plan") for Senior Managing Directors.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                         THE BEAR STEARNS COMPANIES INC.
                                         -------------------------------
                                        CONSOLIDATED STATEMENTS OF INCOME
                                        ---------------------------------
                                                 (UNAUDITED)
                                                 -----------


                                                                          Three Months Ended                Twelve Months Ended
                                                                   ------------------------------      ----------------------------
                                                                   November 30,       November 30,     November 30,     November 30,
                                                                      2001               2000              2001             2000
                                                                   -----------        -----------      -----------      -----------
                                                                            (In thousands, except share and per share data)
      REVENUES
          Commissions                                            $   276,605        $   312,979       $ 1,116,731       $ 1,207,122
          Principal transactions                                     419,501            558,505         2,282,797         2,225,018
          Investment banking                                         240,396            241,024           772,125         1,021,969
          Interest and dividends                                     803,094          1,504,096         4,339,298         5,642,361
          Other income                                                74,074             46,862           190,082           151,494
                                                                 -----------        -----------       -----------       -----------
             Total revenues                                        1,813,670          2,663,466         8,701,033        10,247,964
          Interest expense                                           693,838          1,286,638         3,793,998         4,772,286
                                                                 -----------        -----------       -----------       -----------
             Revenues, net of interest expense                     1,119,832          1,376,828         4,907,035         5,475,678
                                                                 -----------        -----------       -----------       -----------
      NON-INTEREST EXPENSES
          Employee compensation and benefits                         523,052            719,115         2,528,852         2,788,638
          Floor brokerage, exchange and clearance fees                42,925             41,150           161,363           158,940
          Communications and technology                              111,917            122,156           453,261           449,691
          Occupancy                                                   37,587             34,759           146,620           134,596
          Advertising and market development                          25,690             33,374           126,669           125,153
          Professional fees                                           42,522             70,279           175,249           190,871
          Other expenses                                             126,174             73,677           380,577           456,266
                                                                 -----------        -----------       -----------       -----------
             Total non-interest expenses                             909,867          1,094,510         3,972,591         4,304,155
                                                                 -----------        -----------       -----------       -----------
          Income before provision for income taxes and
             cumulative effect of change in accounting principle     209,965            282,318           934,444         1,171,523
          Provision for income taxes                                  55,019             87,129           309,479           398,340
                                                                 -----------        -----------       -----------       -----------
          Income before cumulative effect of change in
             accounting principle                                    154,946            195,189           624,965           773,183
          Cumulative effect of change in accounting principle,
             net of tax                                                    -                  -           (6,273)                -
                                                                 -----------        -----------       -----------       -----------
          Net income                                             $   154,946        $   195,189       $   618,692       $   773,183
                                                                 ===========        ===========       ===========       ===========
          Net income applicable to common shares                 $   145,168        $   185,411       $   579,579       $   734,070
                                                                 ===========        ===========       ===========       ===========
          Adjusted net income used for diluted earnings
             per share (1)                                       $   157,118        $   201,625       $   649,573       $   813,554
                                                                 ===========        ===========       ===========       ===========
          Basic earnings per share                               $      1.14        $      1.37       $      4.49(2)    $      5.37
                                                                 ===========        ===========       ===========       ===========
          Diluted earnings per share                             $      1.08        $      1.36       $      4.27(2)    $      5.35
                                                                 ===========        ===========       ===========       ===========
          Weighted average number of common shares outstanding:
                  Basic                                          136,671,817        147,585,214       142,643,018       151,437,116
                                                                 ===========        ===========       ===========       ===========
                  Diluted                                        145,040,061        148,697,431       152,216,936       152,034,249
                                                                 ===========        ===========       ===========       ===========
          Cash dividends declared per common share               $      0.15        $      0.15       $      0.60       $      0.55
                                                                 ===========        ===========       ===========       ===========



(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.

(2) Amount reflects earnings per share after change in accounting principle. Basic earnings per share and diluted earnings per share before the change in accounting principle were $4.53 and $4.31, respectively.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                       THE BEAR STEARNS COMPANIES INC.
                                       -------------------------------
                                      CONSOLIDATED STATEMENTS OF INCOME
                                      ---------------------------------
                                                (UNAUDITED)
                                                -----------



                                                                                        Three Months Ended
                                                                              -------------------------------------
                                                                              November 30,               August 31,
                                                                                 2001                      2001
                                                                              -----------               -----------
                                                                         (In thousands, except share and per share data)
       REVENUES
           Commissions                                                        $   276,605               $   266,958
           Principal transactions                                                 419,501                   551,156
           Investment banking                                                     240,396                   212,015
           Interest and dividends                                                 803,094                 1,233,861
           Other income                                                            74,074                    37,815
                                                                              -----------               -----------
              Total revenues                                                    1,813,670                 2,301,805
           Interest expense                                                       693,838                 1,097,047
                                                                              -----------               -----------
              Revenues, net of interest expense                                 1,119,832                 1,204,758
                                                                              -----------               -----------
       NON-INTEREST EXPENSES
           Employee compensation and benefits                                     523,052                   635,034
           Floor brokerage, exchange and clearance fees                            42,925                    41,773
           Communications and technology                                          111,917                   112,806
           Occupancy                                                               37,587                    40,483
           Advertising and market development                                      25,690                    33,442
           Professional fees                                                       42,522                    47,446
           Other expenses                                                         126,174                    89,088
                                                                              -----------               -----------
              Total non-interest expenses                                         909,867                 1,000,072
                                                                              -----------               -----------
           Income before provision for income taxes                               209,965                   204,686
           Provision for income taxes                                              55,019                    70,114
                                                                              -----------               -----------
           Net income                                                         $   154,946               $   134,572
                                                                              ===========               ===========
           Net income applicable to common shares                             $   145,168               $   124,794
                                                                              ===========               ===========
           Adjusted net income used for diluted earnings per share (1)        $   157,118               $   141,866
                                                                              ===========               ===========
           Basic earnings per share                                           $      1.14               $      1.00
                                                                              ===========               ===========
           Diluted earnings per share                                         $      1.08               $      0.95
                                                                              ===========               ===========
           Weighted average number of common shares outstanding:
                   Basic                                                      136,671,817               140,331,572
                                                                              ===========               ===========
                   Diluted                                                    145,040,061               149,056,301
                                                                              ===========               ===========
           Cash dividends declared per common share                           $      0.15               $      0.15
                                                                              ===========               ===========




(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average shares outstanding.

                                    THE BEAR STEARNS COMPANIES INC.
                                    -------------------------------
                                    SELECTED FINANCIAL INFORMATION
                                    ------------------------------
                                             (UNAUDITED)
                                             -----------
                       (In thousands, except per share amounts and Other Data)
                       -------------------------------------------------------



                                                                   Twelve Months Ended
                                                             -----------------------------
                                                              November 30,    November 30,
                                                                 2001            2000
                                                             ------------     ------------
Income Statement
----------------
Revenues, net of interest expense                            $ 4,907,035      $ 5,475,678
Net income                                                   $   618,692      $   773,183
Net income applicable to common shares                       $   579,579      $   734,070
Adjusted net income used for diluted earnings per share      $   649,573      $   813,554
Earnings per common share:
     Basic                                                   $      4.49 (1)  $      5.37
     Diluted                                                 $      4.27 (1)  $      5.35

Financial Ratios
----------------
Return on average common equity (annualized)                       13.7%             19.1%
Adjusted pre-tax profit margin (2)                                 21.5%             24.0%
Pre-tax profit margin (3)                                          19.0%             21.4%
After-tax profit margin (4)                                        12.6%             14.1%
Compensation & benefits/Revenues, net of interest expense          51.5%             50.9%

Balance Sheet
-------------
Stockholders' equity, at period end                         $ 5,628,527       $ 5,654,288
Total stockholders' equity and trust issued preferred
     securities, at period end                              $ 6,391,027       $ 6,154,288
Total capital, at period end                                $29,820,080       $26,250,176
Book value per common share, at period end                  $     33.84       $     31.51

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debit balances, at period end                           $ 34,300          $ 41,900
Margin debit balances, average for period                      $ 39,300          $ 56,400
Customer short balances, at period end                         $ 55,000          $ 57,200
Customer short balances, average for period                    $ 51,700          $ 61,600
Stock borrowed, at period end                                  $ 38,700          $ 49,300
Stock borrowed, average for period                             $ 46,900          $ 52,100
Free credit balances, at period end                            $ 18,100          $ 16,500
Free credit balances, average for period                       $ 18,700          $ 15,000
Assets under management, at period end                         $ 24,200          $ 19,500
Employees, at period end                                         10,452            11,201
Common shares and common share equivalents outstanding,
     at period end                                          146,465,210       158,039,960
Weighted average number of common shares outstanding:
     Basic                                                  142,643,018       151,437,116
     Diluted                                                152,216,936       152,034,249



                                                                                   Quarters Ended
                                                           --------------------------------------------------------------
                                                             November 30,     August 31,       May 25,      February 23,
                                                                2001            2001            2001            2001
                                                           -------------    ------------    ------------    -------------
Income Statement
----------------
Revenues, net of interest expense                          $ 1,119,832       $ 1,204,758    $ 1,368,658     $ 1,213,787
Net income                                                 $   154,946       $   134,572    $   169,493     $   159,681
Net income applicable to common shares                     $   145,168       $   124,794    $   159,715     $   149,903
Adjusted net income used for diluted earnings per share    $   157,118       $   141,866    $   183,046     $   167,544
Earnings per common share:
     Basic                                                 $      1.14       $      1.00    $      1.23     $      1.11 (1)
     Diluted                                               $      1.08       $      0.95    $      1.18     $      1.06 (1)

Financial Ratios
----------------
Return on average common equity (annualized)                      13.9%             12.2%          15.0%           13.6%
Adjusted pre-tax profit margin (2)                                20.6%             19.5%          22.5%           23.4%
Pre-tax profit margin (3)                                         18.7%             17.0%          19.5%           20.8%
After-tax profit margin (4)                                       13.8%             11.2%          12.4%           13.2%
Compensation & benefits/Revenues, net of interest expense         46.7%             52.7%          53.7%           52.3%

Balance Sheet
-------------
Stockholders' equity, at period end                        $ 5,628,527       $ 5,148,394    $ 5,534,723      $ 5,621,405
Total stockholders' equity and trust issued preferred
     securities, at period end                             $ 6,391,027       $ 5,910,894    $ 6,297,223      $ 6,121,405
Total capital, at period end                               $29,820,080       $28,655,969    $27,566,286      $25,768,270
Book value per common share, at period end                 $     33.84       $     32.34    $     32.57      $     31.94

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debit balances, at period end                          $ 34,300          $ 34,600       $ 42,200         $ 37,600
Margin debit balances, average for period                     $ 32,500          $ 38,300       $ 37,800         $ 42,000
Customer short balances, at period end                        $ 55,000          $ 53,000       $ 61,400         $ 53,800
Customer short balances, average for period                   $ 45,200          $ 49,800       $ 50,600         $ 55,000
Stock borrowed, at period end                                 $ 38,700          $ 39,300       $ 45,900         $ 41,400
Stock borrowed, average for period                            $ 43,500          $ 46,100       $ 45,400         $ 49,300
Free credit balances, at period end                           $ 18,100          $ 20,300       $ 15,900         $ 17,300
Free credit balances, average for period                      $ 21,400          $ 19,700       $ 17,900         $ 18,300
Assets under management, at period end                        $ 24,200          $ 23,500       $ 22,600         $ 21,500
Employees, at period end                                        10,452            11,147         10,855           11,298
Common shares and common share equivalents outstanding,
     at period end                                         146,465,210       149,669,365    156,485,942      159,125,959
Weighted average number of common shares outstanding:
     Basic                                                 136,671,817       140,331,572    145,455,590      149,080,028
     Diluted                                               145,040,061       149,056,301    154,825,604      158,617,123



                                                                                    Quarters Ended
                                                           --------------------------------------------------------------
                                                             November 30,     August 25,        May 26,      February 25,
                                                                2000            2000             2000            2000
                                                           -------------    ------------     ------------    ------------
Income Statement
----------------
Revenues, net of interest expense                          $ 1,376,828       $ 1,271,478     $ 1,321,306      $ 1,506,066
Net income                                                 $   195,189       $   181,436     $   118,377      $   278,181
Net income applicable to common shares                     $   185,411       $   171,658     $   108,599      $   268,403
Adjusted net income used for diluted earnings per share    $   201,625       $   197,567     $   117,084      $   297,278
Earnings per common share:
     Basic                                                 $      1.37       $      1.33     $      0.77      $      1.89
     Diluted                                               $      1.36       $      1.32     $      0.77      $      1.89

Financial Ratios
----------------
Return on average common equity (annualized)                      18.8%             18.8%           11.0%            27.9%
Adjusted pre-tax profit margin (2)                                22.6%             24.8%           13.7%            33.5%
Pre-tax profit margin (3)                                         20.5%             21.2%           12.5%            30.1%
After-tax profit margin (4)                                       14.2%             14.3%            9.0%            18.5%
Compensation & benefits/Revenues, net of interest expense         52.2%             51.7%           52.9%            47.4%

Balance Sheet
-------------
Stockholders' equity, at period end                        $ 5,654,288       $ 4,911,600     $ 4,865,282       $ 4,937,291
Total stockholders' equity and trust issued preferred
     securities, at period end                             $ 6,154,288       $ 5,411,600     $ 5,365,282       $ 5,437,291
Total capital, at period end                               $26,250,176       $24,768,473     $24,614,465       $23,185,770
Book value per common share, at period end                 $     31.51       $     29.58     $     28.74       $     28.21

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debit balances, at period end                          $ 41,900          $ 56,000        $ 52,100          $ 61,500
Margin debit balances, average for period                     $ 52,900          $ 56,400        $ 59,700          $ 56,600
Customer short balances, at period end                        $ 57,200          $ 60,000        $ 58,800          $ 66,900
Customer short balances, average for period                   $ 59,900          $ 59,800        $ 61,800          $ 64,700
Stock borrowed, at period end                                 $ 49,300          $ 48,800        $ 47,400          $ 56,100
Stock borrowed, average for period                            $ 51,800          $ 50,700        $ 53,000          $ 53,300
Free credit balances, at period end                           $ 16,500          $ 13,000        $ 14,000          $ 13,500
Free credit balances, average for period                      $ 15,100          $ 14,800        $ 15,000          $ 15,300
Assets under management, at period end                        $ 19,500          $ 16,600        $ 14,600          $ 13,700
Employees, at period end                                        11,201            10,807          10,373            10,210
Common shares and common share equivalents outstanding,
     at period end                                         158,039,960       159,098,866     160,568,727       162,607,443
Weighted average number of common shares outstanding:
     Basic                                                 147,585,214       148,816,237     152,446,615       157,641,253
     Diluted                                               148,697,431       149,242,192     152,624,273       157,685,693




(1)  After change in accounting principle.
(2) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(3) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(4)  Represents the ratio of net income to revenues, net of interest expense.

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.